Premises and Equipment	12 Months Ended
Dec. 31, 2010
Premises and Equipment
Premises and Equipment

11. Premises and Equipment

Premises and equipment, net as of December 31, 2009 and 2010 consisted of the following:

	2009	2010
	(In millions of Korean won)
Land	531,196	530,586
Buildings	1,041,861	1,062,590
Equipment and furniture	1,724,314	1,594,063
Leasehold improvements	395,437	428,450
Leased property under capital leases	33,045	33,045
Construction in progress	350	119

Total	3,726,203	3,648,853
Less: Accumulated depreciation	(2,109,052)	(2,170,666)

Premises and equipment, net	1,617,151	1,478,187

The Company incurred depreciation expense on its buildings, equipment and furniture, leasehold improvements and leased property under capital leases of (Won)327,441 million, (Won)337,956 million and (Won)260,428 million for the years ended December 31, 2008, 2009 and 2010, respectively, which is included in "Depreciation and amortization" in the consolidated statements of income.